SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2003

CELL THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

On June 16, 2003, Cell Therapeutics, Inc. (“CTI”) entered into a definitive Agreement and Plan of Merger with Novuspharma, S.p.A. (the “Merger Agreement”). Pursuant to the Merger Agreement, Novuspharma will be merged with and into CTI with CTI as the surviving corporation. At the effective time of the merger, Novuspharma shareholders will receive 2.45 shares of CTI common stock for each Novuspharma ordinary share issued and outstanding immediately prior to the effective time of the merger. The merger is subject to various conditions, including, among other things, the approval of CTI’s application to list its common stock on the Nuovo Mercato stock exchange in Italy and approval by the stockholders of both CTI and Novuspharma.

The foregoing description of the merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this report as Exhibit 2.1 and is incorporated herein by reference. In addition, the press release issued by CTI and Novuspharma on June 17, 2003 relating to the signing of the Merger Agreement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

In connection with the execution of the merger agreement, officers and directors of Novuspharma holding approximately 13% of the outstanding Novuspharma ordinary shares have entered into shareholder voting agreements in which they have agreed, subject to certain exceptions, not to transfer their Novuspharma ordinary shares, and to vote their Novuspharma ordinary shares in favor of the merger. The foregoing description of the Novuspharma shareholder voting agreement entered into by officers and directors of Novuspharma is qualified in its entirety by reference to the Novuspharma shareholder voting agreements entered into by officers and directors of Novuspharma, a form of which is attached to this report as Exhibit 2.2 and is incorporated herein by reference. In connection with the execution of the merger agreement, certain shareholders of Novuspharma holding approximately 47.4% of the outstanding Novuspharma ordinary shares agreed, subject to certain exceptions, not to transfer their Novuspharma ordinary shares prior to the earlier of Novuspharma shareholder approval of the merger or December 31, 2003, and to vote their shares in favor of the merger. The foregoing description of the Novuspharma shareholder voting agreement entered into by shareholders of Novuspharma is qualified in its entirety by reference to the Novuspharma shareholder voting agreements entered into by shareholders of Novuspharma, a form of which is attached to this report as Exhibit 2.3 and is incorporated herein by reference.

In connection with the execution of the merger agreement, officers and directors of CTI holding approximately 1.3% of the outstanding CTI common stock have entered into stockholder voting agreements in which they have agreed, subject to certain exceptions, not to transfer their shares of CTI common stock, and to vote their shares in favor of the merger. The foregoing description of the CTI stockholder voting agreement entered into by officers and directors of CTI is qualified in its entirety by reference to the CTI stockholder voting agreements entered into by officers and directors of CTI, a form of which is attached to this report as Exhibit 2.4 and is incorporated herein by reference. In connection with the execution of the merger agreement, Essex Woodlands Health Ventures Fund IV, L.P. (“Essex Woodlands”), which holds approximately 6.1% of the outstanding CTI common stock, has entered into a stockholder voting agreement in which it has agreed, subject to certain exceptions, not to transfer more than 25% of its shares of CTI common stock prior to the earlier of CTI stockholder approval of the merger or December 31, 2003, and to vote its shares in favor of the merger. The foregoing description of the stockholder voting agreement entered into by Essex Woodlands is qualified in its entirety by reference to the voting agreement entered into by Essex Woodlands, a copy of which is attached to this report as Exhibit 2.5 and is incorporated herein by reference.

Exhibit	Description

2.1	Agreement and Plan of Merger by and between Cell Therapeutics, Inc. and Novuspharma, S.p.A., dated as of June 16, 2003.

2.2	Form of Novuspharma Shareholder Voting Agreement for Directors and Officers of Novuspharma, S.p.A. entering into Voting Agreements.

2.3	Form of Novuspharma Shareholder Voting Agreement for Shareholders of Novuspharma S.p.A. entering into Voting Agreements.

2.4	Form of Cell Therapeutics, Inc. Stockholder Voting Agreement for Directors and Officers of Cell Therapeutics, Inc. entering into Voting Agreements.

2.5	Cell Therapeutics, Inc. Stockholder Voting Agreement between Essex Woodlands Health Ventures Fund IV, L.P. and Novuspharma, S.p.A., dated as of June 16, 2003.

99.1	Press release of Cell Therapeutics, Inc. and Novuspharma, S.p.A. issued on June 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELL THERAPEUTICS, INC.

a Washington corporation

June 17, 2003

By:   /S/ JAMES A. BIANCO

    James A. Bianco, M.D.

    President and Chief Executive Officer

Index to Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger by and between Cell Therapeutics, Inc. and Novuspharma, S.p.A., dated as of June 16, 2003.

2.2	Form of Novuspharma Shareholder Voting Agreement for Directors and Officers of Novuspharma, S.p.A. entering into Voting Agreements.

2.3	Form of Novuspharma Shareholder Voting Agreement for Shareholders of Novuspharma S.p.A. entering into Voting Agreements.

2.4	Form of Cell Therapeutics, Inc. Stockholder Voting Agreement for Directors and Officers of Cell Therapeutics, Inc. entering into Voting Agreements.

2.5	Cell Therapeutics, Inc. Stockholder Voting Agreement between Essex Woodlands Health Ventures Fund IV, L.P. and Novuspharma, S.p.A., dated as of June 16, 2003.

99.1	Press release of Cell Therapeutics, Inc. and Novuspharma, S.p.A. issued on June 17, 2003.